UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 2, 2019

Date of Report (Date of earliest event reported)

North Springs Resources Corp.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-167217	68-0678790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11705 Boyette Road, Suite
Riverview, FL 33569

(Address of Principal Executive Offices) (Zip Code)

(813) 699-4098

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Preferred – Common	NSRS	OTC

INFORMATION TO BE INCLUDED IN THE REPORT

Medical Cannabis Inc., a private company (MCI); MCI with 3 subsidiaries

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Under the terms of the Agreement, the company acquired 88% of all the products. The company has agreed to pay the purchase price of $500,000 over a period of 1.5 years. The Agreement is attached hereto as Exhibit 1.01 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On June 24, 2019 the company stock issued to Mr. Pulver for back salaries; Mr. Pulver has agreed and return 150,000,000 of his shares back to treasury.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

If the registrant or any of its majority-owned subsidiaries has completed the acquisition or disposition of a significant amount of assets, otherwise than in the ordinary course of business, disclose the following information:

(a) the date of completion of the transaction; March 10, 2019

(b) a brief description of the assets involved; Medical Marijuana grow equipment Med

(c) the identity of the person(s) from whom the assets were acquired or to whom they were sold and the nature of any material relationship, other than in respect of the transaction, between such person(s) and the registrant or any of its affiliates, or any director or Officer of the registrant, or any associate of any such director or officcer; Medical Cannabis Inc., shareholder

(d) the nature and amount of consideration given or received for the assets and, if any material relationship is disclosed pursuant to paragraph (c) of this Item 2.01, the formula or principle followed in determining the amount of such consideration; 1,000,000 shares of Common shares of stock

(e) if the transaction being reported is an acquisition and if a material relationship exists between the registrant or any of its affiliates and the source(s) of the funds used in the acquisition, the identity of the source(s) of the funds unless all or any part of the consideration used is a loan made in the ordinary course of business by a bank as defined by Section 3(a)(6) of the Act, in which case the identity of such bank may be omitted provided the registrant: None

(1) has made a request for confidentiality pursuant to Section 13(d)(1)(B) of the Act; and

(2) states in the report that the identity of the bank has been so omitted and filed separately with the Commission; and

(f) if the registrant was a shell company, other than a business combination related shell company, as those terms are defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), immediately before the transaction, the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the registrant’s securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of such Act upon consummation of the transaction. Notwithstanding General Instruction B.3. to Form 8-K, if any disclosure required by this Item 2.01(f) is previously reported, as that term is defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), the registrant may identify the filing in which that disclosure is included instead of including that disclosure in this report. No was no

Item 2.02 Results of Operations and Financial Condition.

On June 19, 2019, North Springs Resources Corp., (the “Company”) issued a press release announcing company structure bringing the company current with all SEC, OTC and FINRA Requirements and are filing the Disclosure Statement and financials for the last Quarter; NSRS is negotiating with private companies in the Cannabis industry looking for beverage, cosmetics, vitamin, and medicinal companies to merge and or joint venture with positive companies. Company also posted on OTC Markets financial and disclosure with the results for the last 2018 quarters and full year ended August 31, 2019. Copy of the release can be found on our website…Exhibit: A (www.nsrsg.com)

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit (A) attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) If the registrant has received notice from the national securities exchange or national securities association (or a facility thereof) that maintains the principal listing for any class of the registrant’s common equity (as defined in Exchange Act Rule 12b-2 (17 CFR 240.12b-2))

The company has NOT.

Item 3.02 Unregistered Sales of Equity Securities.

No shares have been sold to date

Item 3.03 Material Modification to Rights of Security Holders.

As of Oct 2019 150,000,000 have been return to Treasury.

7.01 Regulation FD Disclosure.

The response to Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

The company is entering into several stock purchase Agreements

Item 9.01 Financial Statements and Exhibits

(b) Exhibits

Attached hereto as Exhibits: (as posted on OTC Markets)

Exhibit
99.1	08/07/2019	Attorney Letter with Respect to Current Information - Legal Opinion Regarding - CURRENT information through Aug, 2019
99.2	08/06/2019	Annual Report - Annual Report & DS for Period Ending 4/30/2019
99.3	07/22/2019	Quarterly Report - Quarterly Report & DS for Period Ending 7/31/2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH SPRINGS RESOURCES CORP.

Date: December 9, 2019	By:	/s/ J Douglas Pulver
	Name:	J Douglas Pulver
	Title:	CEO/CFO

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